EXHIBIT 24
                                P0WER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Chairman and director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Patricia C. Meringer and Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1999, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15TH day of December 1999.

                                                    /S/ Robert H. Boh
                                                    -------------------------
                                                    Robert H. Boh
                                                    Chairman and Director
                                                    HIBERNIA CORPORATION

                                P0WER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1999, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15TH day of December 1999.

                                                    /S/ J. Herbert Boydstrun
                                                    -------------------------
                                                    J. Herbert Boydstun
                                                    Director
                                                    HIBERNIA CORPORATION

                                P0WER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1999, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15TH day of December 1999.

                                                    /s/ E. R.  "Bo" Campbell
                                                    -------------------------
                                                    E. R. "Bo" Campbell
                                                    Director
                                                    HIBERNIA CORPORATION

                                P0WER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1999, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15TH day of December 1999.

                                                    /s/ Richarad W. Freman, Jr.
                                                    -------------------------
                                                    Richard W. Freeman, Jr.
                                                    Director
                                                    HIBERNIA CORPORATION

                                P0WER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned President, Chief Executive Officer and director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1999, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15TH day of December 1999.

                                            /s/ Stephen A. Hansel
                                            -------------------------
                                            Stephen A. Hansel
                                            President, Chief Executive Officer
                                            and Director
                                            HIBERNIA CORPORATION

                                P0WER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1999, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15TH day of December 1999.

                                                     /s/ Dick H. Hearin
                                                     ------------------------
                                                     Dick H. Hearin
                                                     Director
                                                     HIBERNIA CORPORATION

                                P0WER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1999, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15TH day of December 1999.

                                                    /s/ Robert T. Holeman
                                                    -------------------------
                                                    Robert T. Holleman
                                                    Director
                                                    HIBERNIA CORPORATION

                                P0WER OF  ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1999, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15TH day of December 1999.


                                                    /s/ Elton R. King
                                                    -------------------------
                                                    Elton R. King
                                                    Director
                                                    HIBERNIA CORPORATION

                                P0WER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1999, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15TH day of December 1999.

                                                    /s/ Sindey W. Lassen
                                                    -------------------------
                                                    Sidney W. Lassen
                                                    Director
                                                    HIBERNIA CORPORATION

                                P0WER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1999, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15TH day of December 1999.

                                                    /s/ Donald J. Nalty
                                                    -------------------------
                                                    Donald J. Nalty
                                                    Director
                                                    HIBERNIA CORPORATION

                                P0WER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1999, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15TH day of December 1999.

                                                    /s/ Ray B. Nesbitt
                                                    -------------------------
                                                    Ray B. Nesbitt
                                                    Director
                                                    HIBERNIA CORPORATION

                                P0WER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1999, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15TH day of December 1999.

                                                    /s/ William C. O'Malley
                                                    -------------------------
                                                    William C. O'Malley
                                                    Director
                                                    HIBERNIA CORPORATION

                                P0WER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1999, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15TH day of December 1999.

                                                    /s James R. Peltier
                                                    -------------------------
                                                    James R. Peltier
                                                    Director
                                                    HIBERNIA CORPORATION

                                P0WER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1999, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15TH day of December 1999.

                                                    /s/Robert T. Ratclifff
                                                    -------------------------
                                                    Robert T. Ratcliff
                                                    Director
                                                    HIBERNIA CORPORATION

                                P0WER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), her true and lawful agents and attorneys-in-fact, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1999, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand on this 15TH day of December 1999.

                                                    Janee M. "Gee" Tucker
                                                    -------------------------
                                                    Janee M. "Gee" Tucker
                                                    Director
                                                    HIBERNIA CORPORATION

                                P0WER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), her true and lawful agents and attorneys-in-fact, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1999, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand on this 15TH day of December 1999.

                                                    /s/ Virginia E. Weinmann
                                                    -------------------------
                                                    Virginia E. Weinmann
                                                    Director
                                                    HIBERNIA CORPORATION

                                P0WER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1999, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15TH day of December 1999.

                                                    /s/ Robert E. Zetmann
                                                    -------------------------
                                                    Robert E. Zetzmann
                                                    Director
                                                    HIBERNIA CORPORATION

                                P0WER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Controller and Chief Accounting Officer of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia
C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1999, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15TH day of December 1999.


                                       /s/ Ron E. Samford, Jr.
                                       -------------------------
                                       Ron E. Samford, Jr.
                                       Controller and Chief Accounting Officer
                                       HIBERNIA CORPORATION

                                P0WER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Chief Financial Officer of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), her true and lawful agents and attorneys-in-fact, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1999, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand on this 15TH day of December 1999.


                                                    /s/ Marsha M. Gassen
                                                    -------------------------
                                                    Marsha M. Gassan
                                                    Chief Financial Officer
                                                    HIBERNIA CORPORATION